UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
X	Definitive Information Statement
Mirenco, Inc.
(Name of Registrant As Specified In Its Charter)

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(1)	Amount Previously Paid:

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MIRENCO, INC.

NOTICE OF

2007 ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 26, 2007

To the Shareholders:

Notice is hereby given that the 2007Annual Meeting of Shareholders of Mirenco, Inc., an Iowa company (the “Company”), will be held at the Mirenco corporate office, 206 May Street, Radcliffe, Iowa on October 26, 2007 at 9:30 AM for the following purposes:

1.

To elect directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

2.

To appoint Stark Winter Schenkein & Co., LLP as the Company’s certified public accountants for it’s fiscal year ending December 31, 2007; and

3.

To transact any and all other business that may properly come before the Meeting.

All shareholders of record at the close of business on October 16, 2007 are entitled to notice of this meeting.

The Company’s audited financial statements for the year ended December 31, 2006, together with certain other information concerning the Company, are included in the exhibits to this notice.

Copies of the Company’s Annual Report, including the Company’s audited financial statements for the year ended December 31, 2006, together with certain other information concerning the Company may be obtained by either calling the principal executive office at (800) 423-9903 or by downloading from our Internet site www.mirenco.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

                                       NOT TO SEND US A PROXY.

By order of the Board of Directors,

/s/ Dwayne Fosseen

Dwayne Fosseen

Chief Executive Officer and Chairman

September 28, 2007

INFORMATION STATEMENT

Table of Contents

PAGE

INTRODUCTION

2

PROPOSAL 1—ELECTION OF DIRECTORS

3

PROPOSAL 2 – REAPPOINT CERTIFIED PUBLIC ACCOUNTANTS

5

EXECUTIVE COMPENSATION

6

OPTION/SAR GRANTS IN LAST FISCAL YEAR

6

DIRECTORS’ COMPENSATION

7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

7

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

8

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT ISSUES

9

AUDIT FEES

9

OTHER MATTERS

10

INTRODUCTION

This information Statement, dated September 28, 2007, is furnished in connection with the 2007 Annual Meeting of Shareholders of Mirenco, Inc. (the “Company”)’ to be held at the Mirenco corporate office, on October 26, 2007 at 9:30 AM, and any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the notice of such meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND A PROXY.

This Information Statement is available to shareholders as of September 29, 2007 by calling the Corporate office at (800) 423-9903.

The complete mailing address of the Company’s principal executive office is P.O. Box 343, Radcliffe, Iowa 50230 (telephone: 1-800-423-9903).

Only shareholders of record at the close of business on October 16, 2007 are entitled to participate in the Annual Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

CLASS

SHARES OUTSTANDING

VOTING

Common Shares

26,157,858

26,157,858

Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Annual Meeting. Under the laws of the State of Iowa (in which the Company is incorporated), abstentions and broker non-votes are counted in determining the votes present at the Annual Meeting. As to Proposals 1 and 2, an abstention or broker non-vote has the same effect as a vote against the proposal.

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Annual Meeting.

At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting that will be presented for consideration at such Annual Meeting.

On April 25, 2007 the Company filed an Annual Report on Form 10-KSB for the year ended December 31, 2006 (the “Annual Report”). The audited financial statements for the years ended December 31, 2006 along with certain other information from that Annual Report are included herein as exhibits. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement, including the Exhibits hereto, contains statements that should be considered “forward-looking statements,” meaning they refer to possible future events or conditions. Such statements are generally identifiable by the words such as “plan,” “expect,” “estimate,” “budget” or similar words. THE ACHIEVEMENT OF CERTAIN RESULTS OR OTHER EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS DESCRIBED TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT EXPECT OR INTEND TO ISSUE ANY UPDATES OR REVISIONS TO THOSE FORWARD-LOOKING STATEMENTS IF OR WHEN ITS EXPECTATIONS, OR EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH SUCH STATEMENTS ARE BASED OCCUR.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the terms of all of the directors will expire. Under the laws of the State of Iowa (in which the Company is incorporated), the election of directors requires the affirmative vote of a majority of the shares represented at the Annual Meeting. The holders of the Company’s common stock will vote as a single class on Proposal 1. The name and biography of each nominee is set forth below under “nominees.”

The Company’s Board of Directors is responsible for the affairs of the Company. The Board of Directors has established Compensation and Audit Committees. Directors Merlin Hanson and Don Williams made up the membership of both the Compensation and Audit Committees. The Compensation Committee, which met once during the fiscal year ended December 31, 2006, establishes the corporate officers’ salary levels. The Audit Committee, which also met once during the fiscal year ended December 31, 2006, evaluates, selects and recommends to the Company’s Board of Directors the audit firm to be used by the Corporation. All other functions are carried out by the Board collectively.

Nominees

It is intended that four directors be elected to hold office until the 2008 Annual Meeting and until their successors shall have been duly elected and qualified. The nominees listed below have been designated as such by the Board of Directors, and it is anticipated that the nominees will be candidates when the election is held. However, if for any reason a nominee is not a candidate at that time, a substitute nominee will be designated by the Company.

The nominees are currently directors of the Company.

Name Dwayne Fosseen Don D. Williams Merlin Hanson Timothy Neugent	Age 61 73 66 56	Position with the Company Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer Director Director Director	Director Since February 21, 1997 June 1, 1998 August 11, 2003 September 10, 2003

Dwayne L. Fosseen, born in 1946, is founder, President, Chief Executive Officer, Chairman of the Board of Directors and Principal (controlling) Shareholder. Mr. Fosseen’s inventiveness and ingenuity have led to seven patents that have been issued in the U.S., Canada and Mexico in the field of energy conservation. He also has two patents pending. Mr. Fosseen has personally been involved in major projects with the U.S. Department of Agriculture, U.S. Department of Energy, Iowa Corn Growers Board, National Bio Diesel Board and the Iowa Soybean Promotion Board. Mr. Fosseen has over 15 years experience in the field of heavy-duty engines and has directed major EPA testing efforts at Ortech Corporation, an international emissions testing company. Mr. Fosseen is also the principal in Fosseen Manufacturing & Development, Inc.

Don D. Williams, born in 1934, a lifelong resident of Williams, Iowa, has been involved in the grain business and is a major producer of livestock. Mr. Williams has also been associated with real estate as a licensed associate. Mr. Williams has served as an officer of the County Farm Bureau Board, Heart of Iowa Realtors Board, and the County Compensation and Extension Board. A director of the Company since June 1, 1998, Mr. Williams is also a veteran of the Korean War.

Merlin “Mert” Hanson, age 66, is a retired partner of RSM McGladrey, an international public accounting and business-consulting firm. He was a partner in the firm for 27 years, until his retirement in 1999. He developed expertise in SEC accounting, mergers, acquisitions, corporate reorganizations, and strategic planning during his more than 30 years with RSM McGladrey. Hanson served in many management positions and a four-year term on the board of directors of RSM McGladrey.

Hanson, who resides in Des Moines, served on many charitable and economic development organizations, including the Golden Circle Business Center and the Golden Circle Loan Guaranty Fund and was a consultant to the Iowa Department of Economic Development. Hanson has been a dedicated volunteer for Goodwill Industries, serving several terms as treasurer and chairman of the board of Goodwill Industries of Central Iowa. He also served nine years on the national board of Goodwill Industries International, including a term as chairman of the board.

Tim Neugent, age 56, is a talented executive with extensive experience as a hands-on manager in the areas of marketing, management, raising of capital and financing, as well as strategic planning and implementation.

Neugent, who resides in Des Moines, has served as Chief Executive and/or Consultant for a number of prominent Iowa companies. He currently serves as an officer or director of several Iowa voluntary organizations and was a recipient of the Ernst & Young Entrepreneur of the Year Award in 1996.

The Board of Directors held four meetings during the fiscal year ended December 31, 2006. All directors holding office were present at all meetings.

Executive Officers

The current executive officers of the Company are as follows:

Name	Age	Position with the Company

Dwayne Fosseen	61	Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer
Glynis Hendrickson	47	Chief Financial Officer, Secretary

Each corporate officer was elected to hold office until he resigns or is removed by the Board of Directors.

For a biography of Dwayne Fosseen, see “Nominees” on page 4.

PROPOSAL 2: APPOINTMENT OF ACCOUNTANTS

The Company’s board of directors, having declared its advisability, submits for shareholder approval a proposal to reappoint Stark Winter Schenkein & Co., LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007. Since representatives from Stark Winter Schenkein & Co., LLP will not be attending the annual meeting of Mirenco, Inc. on October 26, 2007, they will be unable to answer questions posed by shareholders at that time.

Under the laws of the State of Iowa (in which the Company is incorporated), approval of the proposed reappointment requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Annual Meeting.

OTHER BUSINESS

The Company does not know of any other business at the time of printing of this document that will be presented for consideration at the Annual Meeting. However, if any other business should come before the Annual Meeting, management of the Company will have discretion to act in accordance with its best judgment.

SUPPLEMENTAL DISCLOSURES

Summary Executive Compensation

The table below sets forth a summary of the compensation earned by our named chief executive officer for 2006, 2005, and 2004.

Summary Compensation Table

Annual Compensation

Long-Term Compensation Awards

Bonus

Restricted

Securities

Long-Term

Name and

Fiscal

and Other

Stock Awards

Underlying

Incentive

All other

Principal Position

Year

Salary($)

Compensation

Options

Plans

Compensation

Dwayne Fosseen

2006

$31,904

0

0

0

0

3,600

2005

$38,697

0

0

0

0

0

2004

$75,000

0

0

0

0

0

Options/SAR Grants in Last Fiscal Year

In the fiscal year ended December 31, 2006, stock options for 20,000 shares were granted to Directors.

Aggregate Option Exercises and Fiscal Year-End Option Value

There were no stock option exercises made by executive officers during the year ended December 31, 2006. Set forth in the table below is information, with respect to each Named Executive Officer, as to (a) the total number of unexercised options held on December 31, 2006, separately identified between those exercisable and those not exercisable; and (b) the aggregate value of in-the-money, unexercised options held on December 31, 2006, separately identified as those exercisable and those not exercisable.

2006 Year-End Option Value

Number of Securities Underlying

Unexercised Options at

Value of Unexercised

Fiscal Year-End (#)

In-The-Money Options

Name

Exercisable/Un-Exercisable (1)

at Fiscal Year-End ($)

Dwayne Fosseen

    10,000 / 0

$0 / $0

Richard A. Musal

191,000 / 0

$0 / $0

Compensation of Directors

Mileage reimbursement of $488 was incurred during the fiscal year ended December 31, 2006. In addition, stock options for 20,000 shares were granted to Directors in lieu of fees starting with the March 2005 Directors’ Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the individuals serving on the Board of Directors, the Company’s executive officers and significant employees, and information with respect to the number of shares of the Company’s common stock beneficially owned by each of them directly or indirectly, as of June 30, 2007. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote or the use of the income, or whereby the individual can vest or re-vest title in himself or herself at once or at some future time.

Name, Position and Address	Amount Beneficially		Percent
of Beneficial Owner	Owned		of Class

Dwayne Fosseen, Director, Chairman of the Board	9,798,695	(a)	34.52%
and Chief Executive Officer
206 May Street
Radcliffe, IA 50230

Richard A. Musal, Director, Chief Operating Officer	1,330,500	(b)	4.69%
and Chief Financial Officer
206 May Street
Radcliffe, IA 50230

Don Williams, Director	416,700	(c)	1.47%
206 May Street
Radcliffe, IA 50230

Tim Neugent, Director	45,000	(d)	0.16%
206 May Street
Radcliffe, IA 50230

Merlin Hanson, Director	17,000	(e)	0.06%
206 May Street
Radcliffe, IA 50230

All Directors and Officers as a group
(5 persons)	11,607,895		40.89%

(a)

Dwayne Fosseen’s beneficial ownership includes 35,450 shares, which are acquirable within 60 days pursuant to the exercise of outstanding stock options owned by himself and his spouse.

(b)

Includes shares, which are acquirable pursuant to the exercise of outstanding stock options and warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2006, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2006, the following table identifies any director, officer or beneficial owner of more than ten percent of the Company’s common stock who failed to file on a timely basis reports required by section 16(a) of the Exchange Act.

Number of

Transactions

Not Reported

Known

Number of

on a Timely

Failure to

Reporting Person

Late Reports

Basis

File

Dwayne Fosseen, CEO, Board Chairman and treasurer

0

0

None

Don Williams, Director

0

0

None

Merlin Hanson, Director

0

0

None

Richard A. Musal, COO, CFO, Director

0

0

None

Tim Neugent, Director

0

0

None

Certain Relationships and Related Transactions

The Company purchased services from several entities with direct relationships to the majority stockholder of the Company.  Such payments totaled $9,600 and $9,600 for the years ended December 31, 2006 and 2005, respectively.

In May of 2004, the Company entered into a note payable with a related company for $60,000.  The Company is to repay the loan in monthly installments of $689 including principal and interest at 6.75%.  The note had a balance of $48,126 at December 31, 2006, and matures in May 2009.

On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks for an initial price of $25,000 from a company whose stockholders have controlling ownership in the Company.  The patents and trademarks were recorded as a lump-sum purchase at the affiliate’s carrying value, $9,800, at the date of purchase.  The remaining $15,200 was recorded as a distribution to stockholders.  In July 2000, upon the completed sale of 1,000,000 shares of stock to the public and in accordance with the patent purchase agreement a payment of $225,000 was paid and was accounted for as a distribution to stockholders.  Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for the 20 years that began November 1, 1999.  This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent.  From January 1, 1999 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly.  The Company incurred royalty fees to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2006 and 2005 in the amounts of $17,696 and $21,601 respectively.

Report of the Board of Directors Regarding Audit Issues

The Board of Directors has reviewed and discussed with the management the Company’s audited financial statements as of and for the year ended December 31, 2006.

Audit Fees

The aggregate fees billed during the year ended December 31, 2006 for professional services rendered for the audit and review of (1) the Company’s annual and quarterly financial statements and (2) the Company’s registrations by Form SB-2 were $20,100.

[Balance of page left intentionally blank.]

OTHER MATTERS

Form 10-KSB

The Company filed an Annual Report on Form 10-k for the year ended December 31, 2006 on April 25, 2007 for the year ended December 31, 2006 with the Securities and Exchange Commission. Part one of that report, including audited financial statements and other information are included in the exhibits to this information Statement.

Proposals for 2008 Annual Meeting

Any shareholder wishing to submit a proposal for inclusion in the Information Statement for the Company’s Annual Meeting in 2008 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to Glynis M. Hendrickson, Secretary, Mirenco, Inc., PO Box 343, Radcliffe, Iowa 50230. The Company must receive a proposal by March 31, 2008 in order to consider it for inclusion in the Information Statement with respect to the 2008 annual meeting.

In addition, the Company’s By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to Glynis M. Hendrickson at the above address.

Changes in or Disagreements with Accountants

None

[Balance of page left intentionally blank.]

Financial Statements and Report of Independent Certified Public Accountants

MIRENCO, Inc.

December 31, 2006 and 2005

C O N T E N T S

Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

BALANCE SHEETS

14

STATEMENTS OF OPERATIONS

15

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

16

STATEMENTS OF CASH FLOWS

17

NOTES TO FINANCIAL STATEMENTS

18

5

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

MIRENCO, Inc.

We have audited the accompanying balance sheet of MIRENCO, Inc. as of December 31, 2006,  and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 2006 and 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MIRENCO, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note B, the Company incurred a net loss of $619,850  and $719,622 during the years ended December 31, 2006 and 2005.  This, among others factors, as discussed in Note B to the financial statements, raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note B.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Stark Winter Schenkein & Co., LLP

Denver, Colorado

April  24, 2007

The accompanying notes are an integral part of these statements.

MIRENCO, INC.
BALANCE SHEET
December 31, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 19,669
Accounts receivable	45,917
Inventories	111,046
Prepaid expense	10,037
Total current assets	186,669

PROPERTY AND EQUIPMENT, net of accumulated depreciation
of $392,631	495,860

PATENTS AND TRADEMARKS, net of accumulated amortization
of $8,078	8,179
$ 690,708

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of note payable	$ 12,656
Accounts payable	175,779
Accrued expenses	63,879
Due to officers and affiliates	174,599
Other current liabilities	15,500
Dividends on convertible redeemable preferred stock	32
Notes payable to related parties	35,179
Total current liabilities	477,624

NOTE PAYABLE, less current portion	98,159

NOTES PAYABLE TO RELATED PARTIES, less current portion	42,947

SHARES SUBJECT TO MANDITORY REDEMPTION	13,900

STOCKHOLDERS' EQUITY
Preferred stock, no stated value: 50,000,000 shares authorized, no shares outstanding
Common stock, no par value: 100,000,000 shares authorized,
22,782,558 shares issued and outstanding	9,830,701
Additional paid-in capital	1,714,954
Deferred compensation	(432)
Accumulated (deficit)	(11,487,145)
58,078
$ 690,708

The accompanying notes are an integral part of these statements.

MIRENCO, INC.
STATEMENTS OF OPERATIONS
Years ended December 31,

	2006	2005

Sales	$ 591,253	$ 720,122

Cost of sales	395,060	434,127

Gross profit	196,193	285,995
Operating Expenses:
Salaries and wages	523,949	614,270
Royalty expenses	17,696	21,604
Advertising	12,907	17,027
Other general and administrative expenses	259,258	332,198

	813,810	985,099

(Loss) from operations	(617,617)	(699,104)

Other income (expense)
Interest income	4	3
Gain from settlement of accounts payable	19,601	-
Interest expense	(21,838)	(20,521)

	(2,233)	(20,518)

NET (LOSS)	$ (619,850)	$ (719,622)

Net (loss) per share - basic and diluted	$ (0.03)	$ (0.04)

Weighted-average shares outstanding -
basic and diluted	20,668,227	16,960,418

MIRENCO, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
Years Ended December 31, 2006 and 2005

			Additional
	Common Stock		Paid-In	Accumulated	Deferred
	Shares	Amount	Capital	(Deficit)	Compensation	Total
Balance January 1, 2005	14,074,082	$ 8,752,385	$ 1,714,954	$ (10,147,673)	$ (3,933)	$ 315,733

Issuance of stock for cash	3,530,872	458,330	-	-	-	458,330

Issuance of stock for accounts
payable	355,000	60,750	-	-	-	60,750

Amortization of deferred	-	-	-	-	1,751	1,751
compensation
Net (loss)	-	-	-	(719,622)	-	(719,622)

Balance December 31, 2005	17,959,954	9,271,465	1,714,954	(10,867,295)	(2,182)	116,942

Issuance of stock for accounts	227,000	27,240	-	-	-	27,240
payable

Issuance of stock for cash	4,595,604	531,996	-	-	-	531,996

Amortization of deferred	-	-	-	-	1,750	1,750
compensation
Net ( loss)	-	-	-	(619,850)	-	(619,850)

Balance December 31, 2006	22,782,558	$ 9,830,701	$ 1,714,954	$ (11,487,145)	$ (432)	$ 58,078

		The accompanying notes are an integral part of these financial statements

.

MIRENCO, INC.
STATEMENTS OF CASH FLOWS
Years ended December 31,

	2006	2005

Cash flows from operating activities
Net (loss)	$ (619,850)	$ (719,622)
Adjustments to reconcile net (loss) to net cash
and cash equivalents used in operating activities:
Depreciation and amortization	41,703	44,945
Dividends	32	-
Gain on settlement of accounts payable	(19,601)	-
Amortization of deferred compensation	1,750	1,751
(Increase) decrease in assets
Accounts receivable	(8,046)	36,006
Inventories	13,911	(6,353)
Other	5,373	(10,398)
Increase (decrease) in liabilities
Accounts payable	1,578	83,130
Due to officers and affiliates	32,825	104,821
Accrued expenses	34,569	(175)
Net cash (used in) operating activities	(515,756)	(465,895)

Cash flows from investing activities
Purchase of property and equipment	-	(10,397)
Capitalization of patent expense	(50)	(6,407)
Net cash (used in) investing activities	(50)	(16,804)

Cash flows from financing activities
Proceeds from capital lease	-	10,021
Payments capital leases	(2,886)	(1,406)
Proceeds from issuance of common stock	531,996	458,330
Proceeds from issuance of redeemable preferred stock	13,900	-
Principal payments on long-term debt:
Banks and others	(7,676)	(7,862)
Related parties	(4,843)	(4,527)
Net cash provided by financing activities	530,491	454,556

Increase (decrease) in cash and cash equivalents	14,685	(28,143)

Cash and cash equivalents, beginning of year	4,984	33,127

Cash and cash equivalents, end of year	$ 19,669	$ 4,984

Suplementary disclosure of cash flow information:
Cash paid during the year for interest	$ 22,291	$ 20,521
Cash paid during the year for income taxes	$ -	$ -

Suplementary disclosure of significant non-cash and
financing investing activities:
Issuance of stock for accounts payable	$ 27,240	$ 60,750
Gain from settlemet of accounts payable	$ 19,601	$ -
Transfer of inventory to property, plant, & equipment	$ -	$ 4,530
The accompanying notes are an integral part of these financial statements

.

MIRENCO, Inc.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1.

Nature of Business

MIRENCO, Inc. (the Company) was organized and incorporated as an Iowa corporation on February 21, 1997.  The Company develops, markets and distributes certain technologically advanced products for which it has exclusive licensing rights. These products are for throttle control of internal combustion vehicles, primarily to improve fuel efficiency, reduce vehicle maintenance costs, reduce environmental emissions and improve overall vehicle performance.  The Company's products are sold primarily in the domestic market.

2.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of 3 months or less to be cash equivalents.

3.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company:

Revenue is recognized from sales when a product is shipped and from services when they are performed.

 4.

Accounts Receivable

Accounts receivable are stated at estimated net realizable value.  Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectability, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances.

5.

Inventories

Inventories, consisting of purchased finished goods ready for sale, are stated at the lower of cost (as determined by the first-in, first-out method) or market.

.

6.

Income Taxes

The Company accounts for income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates applied to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Deferred tax assets are recognized to the extent management believes that it is more likely than not that they will be realized.

7.

Patents and Trademarks

Patents and trademarks will be amortized on the straight-line method over their remaining legal lives of 7 years as of December 31, 2006.  The Company recorded patent amortization expense of $1,443  and $908, respectively, in 2006 and 2005.  Patents are stated net of amortization of $8,078.

8.

Property and Equipment

Property and equipment are stated at cost.  The Company provides for depreciation on the straight-line method over the estimated useful lives of 3 years for computer equipment, 5 years for manufacturing and test equipment and other equipment, and 39 years for buildings.

9.

Impairment of Long-Lived Assets

The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. During 2006 and 2005, no material impairment has been indicated. Should there be an impairment, in the future, the Company will measure the amount of the impairment based on the amount that the carrying value of the impaired assets exceed the undiscounted cash flows expected to result from the use and eventual disposal of the from the impaired assets.

10.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options

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been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

In December 2004, the FASB issued SFAS 123R (revised 2004) “Share-Based Payment”. This statement requires that the cost resulting from all share-based transactions be recorded in the financial statements. This statement establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all entities to apply a fair-value-based measurement in accounting for share-based payment transactions with employees. The Statement also establishes fair value as the measurement objective for transactions in which an entity acquires goods or services from non-employees in share-based transactions. The Statement replaces SFAS 123 “Accounting for Stock-Based Compensation” and supercedes APB Opinion No.25 “Accounting for Stock Issued to Employees”. The provisions of this Statement were effective for the Company beginning with its fiscal year ended December 31, 2006.

11.

Net Loss Per Share

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses common stock equivalents, if any, are not considered, as their effect would be anti dilutive.

12.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2006. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

The carrying value of the Company’s long-term debt approximated its fair value based on the current market conditions for similar debt instruments.

13.

Royalty Expense

Royalty expense is recorded and paid based upon the sale of products, services, and rights related to patents according to a contractual agreement (see Note J).

14.

Advertising

Advertising costs are charged to expense as incurred and were $12,095 and $17,027 for the years ended December 31, 2006 and 2005, respectively.

.

15.  Software Development Costs

In connection with the development of software, the Company will incur external costs for software, and consulting services, and internal costs for payroll and related expenses of its technology employees directly involved in the development. Purchased software costs will be capitalized in accordance with Statement of Position 98-1 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”. All other costs will be reviewed for determination of whether capitalization or expense as product development cost is appropriate in accordance with Statement of Position 98-1.

16.  Research and Development

The Company expenses research and development costs as incurred.  Such costs include certain prototype products, test parts, consulting fees, and costs incurred with third parties to determine feasibility of products.  Costs incurred for research and development were $64,642 and $60,898 in 2006 and 2005, respectively.

17.  Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Significant estimates are used when accounting for the Company’s carrying value of inventory, fixed assets, depreciation, accruals, taxes and contingencies, which are discussed in the respective notes to the financial statements.

18. Segment Information

The Company follows SFAS 131, “Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

19.

Recent Pronouncements

 In August 2005, the FASB issued SFAS 154, "Accounting Changes and Error     Corrections." This statement applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement if the pronouncement does not include specific transition provisions, and it changes the requirements for accounting for and reporting them. Unless it is impractical, the

.

statement requires retrospective application of the changes to prior periods' financial statements. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005.

SFAS 155 - "Accounting for Certain Hybrid Financial Instruments--an amendment of FASB Statements No. 133 and 140" This Statement, issued in February 2006, amends FASB Statements No. 133, "Accounting for Derivative Instruments and Hedging Activities", and No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."

This Statement:

     a.   Permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation

     b.   Clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133

     c.   Establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an  embedded derivative requiring bifurcation

     d.   Clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives

Amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

This Statement is effective for the Company for all financial instruments acquired or issued after the beginning of the Company’s fiscal year beginning January 1, 2007.

The fair value election provided for in paragraph 4(c) of this Statement may also be applied upon adoption of this Statement for hybrid financial instruments that had been bifurcated under paragraph 12 of Statement 133 prior to the adoption of this Statement. Earlier adoption is permitted as of the beginning of our fiscal year, provided we have not yet issued financial statements, including financial statements for any interim period, for that fiscal year. Provisions of this Statement may be applied to instruments that we hold at the date of adoption on an instrument-by-instrument basis.

The Company is currently reviewing the effects of adoption of this statement but it is not expected to have a material impact on our financial statements.

SFAS 156 - "Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140"

.

This Statement, issued in March 2006, amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

     1.   Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations.

     2.   Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

     3.   Permits an entity to choose either the amortization method or the fair value measurement method for each class of separately recognized servicing assets and servicing liabilities.

     4.   At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

      5.   Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Adoption of this Statement is required as of the beginning of the fiscal year beginning January 1, 2007. The adoption of this statement is not expected to have a material impact on our financial statements.

In September 2006, the FASB issued Statement No. 157, "Fair Value Measurements". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurement. The implementation of this guidance is not expected to have any impact on the Company's financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 106, and 132(R)" ("SFAS No. 158"). SFAS No. 158 requires companies to recognize a net liability or asset and an offsetting adjustment to accumulated other comprehensive income to report the funded status of defined benefit pension and other postretirement benefit plans. SFAS No. 158 requires prospective application, recognition and disclosure requirements effective for the Company's fiscal year ending December 31, 2007. Additionally, SFAS No. 158 requires companies to measure plan assets and obligations at their year-end balance sheet date. This requirement is effective for the Company's fiscal year ending December 31, 2009. The Company does not expect that it will have a material impact on its financial statements.

.

In September 2006, the United States Securities and Exchange Commission ("SEC") SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." This SAB provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each of the company's balance sheet and statement of operations financial statements and the related financial statement disclosures. The SAB permits existing public companies to record the cumulative effect of initially applying this approach in the first year ending after November 15, 2006 by recording the necessary correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. Additionally, the use of the cumulative effect transition method requires detailed disclosure of the nature and amount of each individual error being corrected through the cumulative adjustment and how and when it arose. The Company is currently evaluating the impact, if any, that SAB 108 may have on the Company's results of operations or financial position.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Interpretation is effective for fiscal years beginning after December 15, 2006 and the Company is currently evaluating the impact, if any, that FASB No. 48 may have on the Company's results of operations or financial position.

NOTE B - BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.  However, the Company has incurred and may continue to incur net losses in the future. Net losses for the years ending December 31, 2006 and 2005 were ($619,850) and ($719,622) respectively, and the company had negative working capital of ($290,955) at December 31, 2006. If revenues do not increase substantially in the near future, additional sources of funds will be needed to maintain operations.  These matters give rise to substantial doubt about the Company’s ability to continue as a going concern.

Management and other personnel have been focused on product and service development in lieu of product marketing.  The Company’s management team has diligently explored several market segments relative to the Company’s product and service lines over the past 3 years.  From that exploration, the Company has decided it is in its best interests to explore the use of existing, well-established distribution channels for marketing and selling the DriverMax® product line.  Management also believes a large market exists for the Company’s testing services and the information provided by those services.  A combination of the products and services has been developed as a long-term program for current and potential customers, particularly in regulated

.

markets. Management will focus on the Company’s efforts on the sales of products, services, and programs with sensible controls over expenses.  Management believes these steps, if successful, will improve the Company’s liquidity and operating results, allowing it to continue in existence.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2006:

Land and building	$ 569,748
Computer equipment	81,241
Manufacturing and test equipment	85,799
Tool and die	29,025
Other equipment	122,678
888,491
Less accumulated depreciation	392,631
$ 495,860

The Company recorded $40,239 and $43,965 respectively, of depreciation expense for the years ended December 31, 2006 and 2005.

NOTE D - ACCRUED EXPENSES

Accrued expenses consisted of the following at December 31, 2006:

Royalty	$ 4,254
Payroll and payroll taxes	58,808
Other	817
$ 63,879

NOTE E - NOTES PAYABLE

Notes payable consisted of the following at December 31, 2006:

		Current	Long-term
	Total	Portion	Portion
Note payable to bank in monthly installments of
$1,621, including principal and variable interest,
currently 11%, guaranteed by stockholder,
guaranteed by Small Business Administration	$ 105,087	$ 9,103	$ 95,984

Capital lease payable to leasing company in
monthly installments of $376, including
principal and interest of 20.625%, maturing in	5,728	3,553	2,175
in July 2008.

	$ 110,816	$ 12,656	$ 98,159

Maturities of notes payable are as follows:

2007	$ 12,656	2008	$ 11,213	2009	$ 9,002
2010	$ 10,218	2011	$ 11,598	Thereafter	$ 56,129

NOTE F – NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consisted of the following a December 31, 2006:

		Current	Long-term
	Total	Portion	Portion

Notes payable to investors, 9% interest payable
quarterly, principal due in March and April 2007	$ 30,000	$ 30,000	$ -

Note payable to related Company in monthly
installments of $689, including principal and
interest of 6.75% maturing May 2009	48,126	5,179	42,947

	$ 78,126	$ 35,179	$ 42,947

Maturities of related party notes payable are as follows:

2007	$ 35,179	2008	$ 5,540	2009	$ 37,407

NOTE G - CONCENTRATION OF CUSTOMERS

The Company had 3 customers that accounted for 81% of 2006 sales and 2 customers that accounted for 46% of 2005 sales.  At December 31, 2006, the Company had 5 customers that accounted for 98% of sales.

NOTE H - LEASES

The Company entered into a lease agreement with its majority stockholder for the land on which the Company had constructed a new facility.  The lease established a perpetual term commencing October 1, 2000 at no rental cost to the Company. The Company purchased the land in 2003. (See Note J).

NOTE I - INCOME TAXES

The Company accounts for income taxes under SFAS 109 which requires use of the liability method.  SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax basis of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences.  Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes.  The sources and tax effects of the differences are as follows:

Income tax provision at federal statutory rate	34%
Effect of Operating Losses	(34%)
---%

As of December 31, 2006, the Company has a net operating loss carryforward of approximately $8,359,850.  This loss carryforward will be available to offset future taxable income.  If not used, this carryforward will expire through 2026.  The deferred tax asset of approximately $2,800,000 relating to the operating loss carryforward has been fully reserved as of December 31, 2006.  The increase the valuation allowance related to the deferred tax asset was approximately $300,000 during 2006.  The principal difference between the accumulated deficit for income tax purposes and for financial reporting purposes is related to stock based compensation.

NOTE J - RELATED PARTY TRANSACTIONS

In 2006 the Company incurred rent expense in the amount of $9,600 payable to an officer and majority stockholder, which is included in due to officers and affiliates at December 31, 2006. Payments to related parties in 2005 amounted to $3,108 for interest.

On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks for an initial price of $25,000 from a company whose stockholders have controlling ownership in the Company.  The patents and trademarks were recorded as a lump-sum purchase at the affiliate’s carrying value, $9,800, at the date of purchase.  The remaining $15,200 was recorded as a distribution to stockholders.  In July 2000, upon the completed sale of 1,000,000 shares of stock to the public and in accordance with the patent purchase agreement a payment of $225,000 was paid and was accounted for as a distribution to stockholders.  Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for the 20 years which began November 1, 1999.  This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent.  From January 1, 1999 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly.  The Company incurred royalty expense to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2006 and 2005, in the amounts of $17,696 and $21,604 respectively.

The Balance of This Page Left Intentionally Blank

NOTE K - COMMON STOCK OPTIONS AND WARRANTS

Options

During 1998, the Company established a nonqualified stock option plan (the 1998 Plan) pursuant to which options for up to 1,200,000 shares of the Company’s authorized but unissued common stock may be granted to employees and certain non-employees.  During 1999, the Company adopted the 1999 Stock Option Plan (the 1999 Plan), which provides for granting of options to officers, employees, advisors, and consultants of the Company, for the purchase of up to a total of 750,000 shares of the Company’s authorized but unissued common stock.  During 2001, the Company adopted the 2001 Stock Option Plan (the 2001 Plan), which provides for the granting of up to a total of 250,000 shares of the Company’s authorized but unissued common stock.  During 2004, the Company adopted the 2004 Stock Option Plan (the 2004 Plan) which provides for the granting up to a total of 1,000,000 shares of the Company’s authorized but unissued common stock.

SFAS 123 requires the Company to provide proforma information regarding net income and earnings per share as if compensation cost for the Company’s stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123.  The fair value of the option grants is estimated on the date of grant utilizing the Black-Scholes optionpricing model.    The following weighted average assumptions were used for grants during 2005: expected life of options of 10 years, expected volatility of 150%, risk-free interest rate of 3.0% and no dividend yield.

During 2005 the Company granted a total of 1,086,500 options.  The options are fully vested.  Of these, 36,500 are exercisable at $.31, the fair market value at the date of grant, and expire nine years from the date of grant.  In addition, in 2005, the Company granted 1,050,000 options to officers, with an exercise price of $.15 per share. Substantially all of the options were granted to employees, officers and directors. No compensation costs have been recorded in conjunction with the issuances of the options.  Management of the Company believes there is no material difference between the reported net loss and the pro-forma net loss.

During 2006 the Company granted 165,000 options as shown below.  The options are fully vested.  Of these, 135,000 were issued to employees and are exercisable at $.1525, the fair market value at the date of grant, and expire eight years from the date of grant.  During the year ended December 31, 2006, the Company issued 5,000 options to directors to purchase common stock at $.15625 per share, 5,000 options at $.2750 per share, 5,000 options at $.3750 per share, and 5,000 options at $.2625 per share.  These options are exercisable at that price until January 31, 2014. In addition, 10,000 options to purchase common stock at $.3375 per share were issued to an employee, also exercisable through January 31, 2014. No compensation costs have been recorded in conjunction with the issuances of the options.  Management of the Company believes there is no material difference between the reported net loss and the pro-forma net loss.

			Weighted-
			average
			exercise
	Number of shares		price
	Outstanding	Exercisable	per share
Outstanding, January 1, 2005	1,022,710	1,022,710	$ 2.37
Granted	1,086,500	1,086,500	0.15
Exercised	-	-	-
Outstanding, December 31, 2005	2,109,210	2,109,210	1.23
Granted	165,000	165,000	0.18
Exercised	-	-	-
Outstanding, December 31, 2006	2,274,210	2,274,210	$ 1.15

The following table summarizes information about options outstanding at December 31, 2006 under the Compensatory Stock Option Plans:

Options outstanding				Options exercisable
Weighted-average
(in years)
Range of	Number	remaining	Weighted-average	Number	Weighted-average
exercise prices	outstanding	contractual life	exercise price	exercisable	exercise price
$0.12-$5.00	2,274,210	6.21	$ 1.15	2,274,210	$ 1.15

Warrants

The Company extended the expiration date of 275,116 warrants which were to expire on June 25, 2006, to December 31, 2006 at which time they expired.  The warrants entitle the warrant holders to acquire one common share for each warrant at $1.00 per share.

In conjunction with the return of 1,000,000 common shares in 2004 the Company issued 1,000,000 warrants to purchase common stock at $.25 per share to an officer. The warrants have no expiration date.

In addition, in conjunction with the cash sale of common shares discussed in Note L the Company issued 366,580 warrants to purchase common stock at $.20 per share. These warrants expire on June 30, 2006.  The Company extended the expiration date of these warrants to March 31, 2007 at which time they expired.

NOTE L - STOCKHOLDERS' EQUITY

During 2004, the Company issued 12,500 shares of common stock in conjunction with a private placement debt offering to qualified investors only.  The fair market value of these shares of $5,250 has been recorded as deferred compensation and is being amortized over the term of the debt of 36 months. Amortization of $1,750 and $1,751 was recorded in 2006 and 2005, respectively. In 2006, the Company sold 4,595,604 shares for $531,966 cash. In 2005, the Company sold 5,596,212 shares for $519,801.  In addition, during the year ended December 31, 2006, the Company issued 227,000 shares of its common stock to an officer for notes and accounts payable in the aggregate amount of $27,240. The shares were issued at $0.12 per share, the fair market value on the date of issue.

NOTE M – REDEEMABLE, CONVERTIBLE PREFERRED STOCK

In December 2006, Mirenco offered minimum $3,000 investments for 25,000 shares of its common stock at $0.12 per share, plus 500 shares of convertible, redeemable preferred stock valued by the Company at $1 per share. In connection with this offering, 13,900 shares of the convertible, redeemable preferred stock were issued. Each preferred share is convertible at the holder’s option, to  five shares of the Company’s common stock, and carries a cumulative 6% dividend rate through December 31, 2011. The preferred shares may be redeemed by the Company any time after December 31, 2009, and must be fully redeemed on December 31, 2011, together with all cumulative dividends in arrears. Accordingly, the preferred shares are presented as shares subject to mandatory redemption in the accompanying financial statements.

NOTE N– SUBSEQUENT EVENTS

Through April 24, 2007, the Company issued an aggregate of 2,212,800 shares of common stock for cash aggregating $208,380.  The shares sold for cash were restricted and were sold at a discount from the trading price of the common shares on the subscription dates.

 ITEM 8. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

None

ITEM 8A. Controls and procedures

With the participation of management, the Company's chief executive officer and chief financial officer evaluated the Company's disclosure controls and procedures as of the date of this report. Based upon this evaluation, the chief executive officer and chief financial officer concluded that the Company's disclosure controls and procedures are effective in ensuring that material information required to be disclosed is included in the reports that it files with the Securities and Exchange Commission.

There were no significant changes in the Company's internal controls or, to the knowledge of the management of the Company, in other factors that could significantly affect these controls subsequent to the evaluation date.

ITEM 8 A. Other Information Required to be Reported on Form 8-K

PART III

ITEM 9. Directors, Executive Officers, Promoters and Control Persons, Compliance With Section 16(a) of the Exchange Act

As of the date of this Annual Report, based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year, management believes that all directors and officers, both past and present, are in compliance with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. Biographical summaries concerning individuals serving on the Board of Directors, the Company's executive officers and significant employees, are shown below.

Dwayne L. Fosseen, age 61, is founder, Chief Executive Officer, Chairman of the Board of Directors, and Principal (controlling) Stockholder of Mirenco, Inc. Mr. Fosseen has personally been involved in major projects with the U.S. Department of Agriculture, the U.S. Department of Energy, the Iowa Corn Growers Board, the National BioDiesel Board and the Iowa Soybean Promotions Board. Mr. Fosseen has over 15 years' experience in the field of heavy-duty engines and has directed major EPA testing efforts at Ortech Corporation, an international emissions testing company.

Richard A. Musal, age 60, became Chief Financial Officer in December, 2002.  Mr. Musal graduated from Central Missouri State University in 1972 and became a certified public accountant in 1973.  Mr. Musal, formerly a partner with McGladrey and Pullen has served as CFO and COO at several companies throughout his career.  In August, 2003 he was elected a Director, Chief Financial Officer and Chief Operating Officer.

Director Tim Neugent is a graduate of Marquette University and has is currently Vice President of American Auto Finance and has owned and operated several companies in central Iowa.  Mr. Neugent brings valuable marketing expertise to the Board of Directors.

Merlin Hanson, Director is a Certified Public Accountant and a graduate of the University of Minnesota.  Mr. Hanson is a retired partner with McGladrey and Pullen with over 35 years with the firm.  Mr. Hanson has served on many boards and  most significantly, was the Chairman of the Board for Goodwill Industries, International.

Don D. Williams, age 72, a lifelong resident of Williams, Iowa, has been involved in the grain business and is a major producer of livestock. Mr. Williams has also been associated with real estate as a licensed associate. Mr. Williams has served as an officer of the County Farm Bureau Board, Heart of Iowa Realtors Board, and the County Compensation and Extension Board. A director of Mirenco, Inc. since June 1, 1998, Mr. Williams is also a veteran of the Korean War.

Mr. Hanson, Mr. Williams and Mr. Musal serve on the Company’s Audit Committee.  Mr. Hanson qualifies as a financial expert with his long career as a Certified Public Accountant with practice experience in reporting matters for publicly held companies.

As of the filing of this report, the Registrant has not adopted a code of ethics for its Chief Executive Officer or its Chief Financial Officer because of the financial constraints.  The Company’s Board of Directors intends to provide a code of ethics in 2007.

ITEM 10. Executive Compensation

The following table sets forth the compensation of the named executive officers for each of the Company's last three completed fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Options Awarded	All Other Compensation

Dwayne Fosseen, CEO
	2006	$ 31,904	$ -	4,000	$ 3,600
	2005	$ 38,697	$ -	6,000	$ -
	2004	$ 75,000	$ -	4,000	$ -

Richard A. Musal, COO & CFO	2006	$ 39,250	$ -	4,000	$ 10,810
	2005	$ 89,092	$ -	3,000	$ 5,574
	2004	$ -	$ -	181,000	$ 88,000

Option Grants

There were 4,000 grants of stock options made to Mr. Musal and 4,000 grants of options  made to Mr. Fosseen during the Year Ended December 31, 2006 and 3,000 grants of stock options made to Mr. Musal and 3,000 grants of options made to Mr. Fosseen during the year ended December 31, 2005.

Aggregate Option Exercises and Fiscal Year-End Option Value

No stock options were exercised during the year ended December 31, 2006, and no stock options wee exercised during the year ended December 31, 2005.

 Compensation of Directors

In 2006 Directors were awarded stock options for 20,000 shares, compared to stock options for 14,000 shares in 2005.

The Balance of This Page Left Intentionally Blank

ITEM 11. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the individuals serving on the Board of Directors, the Company’s executive officers and significant employees, and information with respect to the number of shares of the Company’s common stock beneficially owned by each of them directly or indirectly, as of March 31, 2007. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote or the use of the income, or whereby the individual can vest or re-vest title in himself or herself at once or at some future time.

Name, Position and Address	Amount Beneficially		Percent
of Beneficial Owner	Owned		of Class

Dwayne Fosseen, Director, Chairman of the Board	9,797,695	(a)	38.30%
and Chief Executive Officer
206 May Street
Radcliffe, IA 50230

Richard A. Musal, Director, Chief Operating Officer	1,329,500	(b)	5.20%
and Chief Financial Officer
206 May Street
Radcliffe, IA 50230

Don Williams, Director	415,700	(c)	1.62%
206 May Street
Radcliffe, IA 50230

Tim Neugent, Director	44,000	(d)	0.17%
206 May Street
Radcliffe, IA 50230

Merlin Hanson, Director	16,000	(e)	0.06%
206 May Street
Radcliffe, IA 50230

All Directors and Officers as a group
(5 persons)	11,602,895		45.35%

(a)Dwayne Fosseen's beneficial ownership includes 1,439,150 shares which are acquirable pursuant to the exercise of outstanding stock options and warrants, 2,000 shares owned by family members in his household and 35,450 shares, which are acquirable pursuant to the exercise of outstanding stock options owned by his spouse.

(b)

Richard Musal’s beneficial ownership includes 872,000 shares which are acquirable pursuant to the exercise of outstanding stock options.

(c)

Don William’s beneficial ownership includes 17,000 shares, which are acquirable pursuant to the exercise of outstanding stock options.

(d)

Tim Neugent’s beneficial ownership includes 19,000 shares, which are acquirable pursuant to the exercise of outstanding stock options.

(e)

Merlin Hanson’s beneficial ownership includes 16,000 shares, which are acquirable pursuant to the exercise of outstanding stock options.

 (f)

The beneficial ownership of all directors and officers as a group includes 300,950 shares    which are acquirable pursuant to the exercise of outstanding stock options and 2,095,000 shares which are acquirable pursuant to the exercise of outstanding warrants.

ITEM 12. Certain Relationships and Related Transactions

In 2006 the Company incurred rent expense in the amount of $9,600 payable to an officer and majority stockholder. Payments to related parties in 2005 amounted to $3,810 for interest.

On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks from a company that Mr. Fosseen has a controlling ownership in the Company for an initial price of $25,000. The patents and trademarks were recorded as a lump-sum purchase at the affiliate's carrying value, $9,800, at the date of purchase. The remaining $15,200 was recorded as a distribution to stockholders. Another payment per terms of the patent purchase agreement, $225,000, was paid in July 2000 and accounted for as a distribution to stockholders upon the completed sale of 1,000,000 shares of stock offered to the public. Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for 20 years, which began November 1, 1999. This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent. From January 1 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly. The Company incurred royalty expense to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2006 and 2005 in the amounts of $17,696 and $21,604 respectively.

 Financial Statements for the Six Months Ended June 30, 2007

MIRENCO, Inc.
BALANCE SHEET
(unaudited)
June 30, 2007

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 5,781
Accounts receivable	88,603
Inventories	109,550
Prepaid expenses	6,583
Total current assets	210,517
PROPERTY AND EQUIPMENT, net	478,871
PATENTS AND TRADEMARKS, net	15,020
$ 704,408

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of note payable	$ 9,544
Current portion of capital lease	3,944
Accounts payable	198,031
Accrued expenses	100,932
Due to officers	184,559
Other current liabilities	15,500
Notes payable to related parties	35,357
Total current liabilities	547,867

LONG TERM LIABILITIES
Notes payable, less current portion	90,881
Notes payable, to related parties, less current portion	40,224
Capital lease, less current portion	100
Shares subject to mandatory redemption	18,256
Total long term liabilities	149,461

STOCKHOLDERS' EQUITY
Preferred stock, $.01 par value, 50,000,000 shares authorized	-
no shares issued or outstanding
Common stock, no par value: 100,000,000 shares authorized,
25,420,358 shares issued and outstanding	10,066,281
Additional paid-in capital	1,714,954
Accumulated (deficit)	(11,774,155)
7,080
$ 704,408

MIRENCO, Inc.
STATEMENTS OF OPERATIONS
(unaudited)
	Six Months	Six Months
	Ended	Ended
	June 30, 2007	June 30, 2006

Sales	$ 309,080	$ 307,893

Cost of sales	198,877	212,404

Gross profit	110,203	95,489

Salaries and wages	226,396	269,763
Other general and administrative expenses	160,918	152,531

	387,314	422,294

(Loss) from operations	(277,111)	(326,805)

Other income (expense)
Interest income	2	2
Interest expense	(9,900)	(10,989)

	(9,898)	(10,987)

NET (LOSS)	$ (287,009)	$ (337,792)

Net (loss) per share available for common
shareholders - basic and diluted	$ (0.01)	$ (0.02)

Weighted-average shares outstanding -
basic and diluted	24,193,695	19,282,854

MIRENCO, Inc.
STATEMENTS OF OPERATIONS
(unaudited)
	Three Months	Three Months
	Ended	Ended
	June 30, 2007	June 30, 2006

Sales	$ 179,106	$ 192,995

Cost of sales	106,009	119,582

Gross profit	73,097	73,413

Salaries and wages	95,399	151,067
Other general and administrative expenses	89,020	83,377

	184,419	234,444

(Loss) from operations	(111,322)	(161,031)

Other income (expense)
Interest income	1	1
Interest expense	(4,865)	(5,471)

	(4,864)	(5,470)

NET (LOSS)	$ (116,186)	$ (166,501)

Net (loss) per share available for common
shareholders - basic and diluted	$ (0.005)	$ (0.01)

Weighted-average shares outstanding -
basic and diluted	25,326,976	20,393,779

MIRENCO, Inc.
STATEMENTS OF CASH FLOWS
(unaudited)
	Six Months	Six Months
	Ended	Ended
	June 30, 2007	June 30, 2006
Cash flows from operating activities
Net cash (used in) operating activities	$ (227,131)	$ (286,844)

Cash flows from investing activities
Net cash (used in) investing activities	(7,802)	(50)

Cash flows from financing activities
Proceeds from issuance of stock	220,580	338,245
Shares subject to mandatory redemption	9,356	-
Principal payments on long-term debt:
Banks and others	(6,346)	(9,554)
Related parties	(2,545)	(2,380)
Net cash provided by financing activities	221,045	326,311

Increase (decrease) in cash and cash equivalents	(13,888)	39,417

Cash and cash equivalents, beginning of period	19,669	4,984

Cash and cash equivalents, end of period	$ 5,781	$ 44,401

          Non-cash financing activities:

                   Common stock issued for account payable to officer

$       10,000

    $

        -

     Conversion of 5,000 shares of convertible, redeemable preferred stock to 25,000 shares of common stock

$         5,000

    $

         -

[The Balance of This Page Left Intentionally Blank]

MIRENCO, Inc.

NOTES TO FINANCIAL STATEMENTS

(unaudited)

June 30, 2007

NOTE A – BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) for interim financial information and Item 310(b) of Regulation S-B. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included.

The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information, refer to the financial statements of the Company as of December 31, 2006, and for the two years then ended, including notes thereto included in the Company’s Form 10-KSB.

NOTE B – INVENTORY

Inventories, consisting of purchased finished goods ready for sale, are stated at the lower of cost (as determined by the first-in, first-out method) or market.

NOTE C - REALIZATION OF ASSETS

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. Net loss for the six months ended June 30, 2007 was ($287,009).  The Company has incurred net losses aggregating $11,774,155 from inception,  and may continue to incur net losses in the future. In addition, the Company had a working capital deficiency of ($337,350) as of June 30, 2007. If revenues do not increase substantially in the near future, additional sources of funds will be needed to maintain operations.  These matters give rise to substantial doubt about the Company’s ability to continue as a going concern.

Management and other personnel have been focused on product exposure and marketing. The Company’s management team has diligently explored several market segments relative to the Company’s product and service lines over the past 24 months.  From that exploration, the Company has decided it is in its best interests to market other products that are related to the DriverMax® product line.  In that respect, the Company has become an authorized reseller for Network Car, Inc. to market its Networkfleet product which is a vehicle tracking and diagnostic reporting product that focuses on productivity and fuel efficiency.   Management also believes a large market exists for the Company’s testing and evaluation services and the information resulting from those services. By concentrating the sales efforts within its own reasonable geographical area, management believes it can better provide a professional, consultative approach toward customers needs and prove the value of its products and services.  Management will focus on the Company’s efforts on the sales of products, services, and programs with sensible controls over expenses.  Management believes these steps, if successful, will improve the Company’s liquidity and operating results, allowing it to continue in existence.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

[The Balance of  This Page Left Intentionally Blank]

MIRENCO, Inc.

NOTES TO FINANCIAL STATEMENTS – Continued

(unaudited)

June 30, 2007

NOTE D - STOCKHOLDERS’ EQUITY

During the six months ended June 30, 2007, the Company issued 2,637,800 shares of common stock for cash of $220,580, which shares were issued at a discount to the fair market value of the shares.

During the six months ended June 30, 2007, the Company issued 5,000 options to directors to purchase common stock at $.25 per share.  The options are exercisable at this price until January 31, 2014.  In addition, 50,000 options to purchase common stock at $.25 per share were issued to an employee, also exercisable through January 31, 2014.  Of these options issued to the employee, 10,000 options are fully vested as of the grant date, February 16, 2007, 20,000 options will vest January 1, 2008, and the remaining 20,000 options will vest January 1, 2009. There was no material charge to operations during the period ended June 30, 2007, related to these options.

The following summarizes the options outstanding at June 30, 2007:

			Weighted-
			average
			exercise
	Number of shares		price
	Outstanding	Exercisable	per share
Outstanding, December 31, 2006	2,274,210	2,274,210	$ 1.15
Granted	55,000	15,000	0.25
Exercised	-	-	-
Outstanding June 30, 2007	2,329,210	2,289,210	$ 1.13

The following table summarizes information about options outstanding at June 30, 2007 under the Compensatory Stock  Option Plan:

2007 Compensatory Stock Options and Warrants

Options outstanding				Options exercisable

Weighted-average
Range of	Number	remaining	Weighted-average	Number	Weighted-average
exercise prices	outstanding	contractual life	exercise price	exercisable	exercise price
$0.12-$5.00	2,329,210	6.21	$ 1.13	2,289,210	$ 1.13

NOTE E – NOTES PAYABLE

Notes payable consisted of the following at June 30, 2007:

		Current	Long-term
	Total	Portion	Portion
Note payable to bank in monthly installments of
$1,731, including principal and variable interest,
currently 11.00%, guaranteed by stockholder,
guaranteed by Small Business Administration	$ 100,425	$ 9,544	$ 90,881

Capital lease payable to leasing company in
monthly installments of $376, including principal
and interest of 20.625%, maturing in July, 2008	4,044	3,944	100

	$ 104,469	$ 13,488	$ 90,981

NOTE F – NOTES PAYABLE TO RELATED PARTIES

Notes payable to related parties consisted of the following at June 30, 2007:

		Current	Long-term
	Total	Portion	Portion
Notes payable to investors, 9% interest payable
quarterly, principal due in December, 2007	$ 30,000	$ 30,000	$ -

Note payable to related Company in monthly
installments of $689, including principal and
interest of 6.75% maturing May, 2009	45,581	5,357	40,224

	$ 75,581	$ 35,357	$ 40,224

NOTE G – MAJOR CUSTOMERS

In the first six months of  2007, four major customers accounted for 82% of total sales. At June 30, 2007, these customers account for 68% of accounts receivable.

NOTE H – EARNINGS (LOSS) PER SHARE

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses, common stock equivalents, if any, are not considered, as their effect would be anti dilutive.

NOTE I – REDEEMABLE, CONVERTIBLE PREFERRED STOCK

In December 2006, Mirenco offered a minimum $3,000 investment for 25,000 shares of its common stock at $0.12 per share, plus 500 shares of convertible, redeemable preferred stock valued by the Company at $1 per share.  In connection with this offering, 23,256 shares of the convertible, redeemable preferred stock were issued, of which 5,000 were converted to 25,000 shares of common stock during the period ended June 30, 2007.  Each preferred share is convertible at the holder’s option, to fives shares of the Company’s common stock, and carries a cumulative 6% dividend rate through December 31, 2011.  The preferred shares may be redeemed by the Company any time after December 31, 2009, and must be fully redeemed on December 31, 2011, together with all cumulative dividends in arrears.  Accordingly, the preferred shares are presented as shares subject to mandatory redemption in the accompanying financial statements.

NOTE J – SUBSEQUENT EVENTS

During July and August, 2007, 725,000 shares of common stock were issued for cash of  $58,000.

The Balance of  This Page Left Intentionally Blank]

Item 2.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General and Background

We have incurred annual losses since inception while developing and introducing our original products and focusing management and other resources on capitalizing the Company to support future growth. Relatively high management, personnel, consulting and marketing expenditures were incurred in prior years in preparation for the commercialization of our products. We expect distribution and selling expenses to increase directly with sales increases, however, as a percentage of sales, these expenses should decline.  It is anticipated that general and administrative expenses should remain stable and decline significantly as a percentage of sales.

Liquidity and Capital Resources

Cash and equivalents and accounts receivable are currently the Company’s substantial source of  liquidity. The changes in Cash and Equivalents for the six months ended June 30, 2007 and 2006 can be reviewed in the Statements of Cash Flows in PART I Item 1 above.

According to the terms of our purchase agreement with American Technologies to acquire the patents and trademarks, we have incurred a 3% royalty of annual gross sales for a period of 20 years, which began November 1, 1999.

Results of Operations

Gross sales of $309,080, including $79,160 in product sales and $229,920 in sales of services, were realized for the six months ended June 30, 2007 and were $1,187 more than sales for the same period one year ago.  Cost of sales for the six months ended June 30, 2007 was $198,877 resulting in a net increase of $14,714 in gross profit margin as a result of increased sales over the same period in the prior year. In the six months ended June 2007, $170,990 of employment costs were included in Cost of Sales compared to $172,313 in the corresponding period in the prior year.  Salary expense for the six months ended June 30, 2007 was $226,396 compared to $269,764 in the corresponding period in the prior year.  After accounting for the employment costs included in cost of sales, salaries decreased $45,644.

A total of 15 full-time individuals, were employed with the Company at both June 2007 and 2006.

 [The Balance of  This Page Left Intentionally Blank]

A comparative breakdown of “Other general and administrative expenses” per the Statements of Operations included in PART I Item 1 above is as follows:

MIRENCO, INC
COMPARATIVE DATA
for NOTES TO FINANCIAL STATEMENTS

	Three Months	Three Months
	Ended	Ended
	June 30, 2007	June 30, 2006	Note

Royalty	$ 9,272	$ 9,195	1
Advertising	309	4,383	2
Depreciation and amortization	18,382	21,706	3
Insurance	26,156	30,912	4
Professional fees	53,400	22,717	5
Office expenses	29,508	23,519	6
Travel	7,340	17,431	7
Utilities	16,551	22,668	8

Total general and administrative expenses	$ 160,918	$ 152,531

1.

Royalty expense is proportional to sales and is based on sales of products, services and rights related to patents according to the contractual agreement.

2.

Advertising expense for the six months ended June 30, 2007 decreased $4,074 over the same period in the prior year because of decreased recruiting activities.

3.

Depreciation and amortization expense decreased $3,324 from the corresponding period in the prior year because of computer and other equipment becoming fully depreciated in the prior period.

4.

Insurance expense for the six months ended June 30, 2007 decreased $4,756 from the corresponding period in the prior year because of a thorough examination of current coverage and obtaining a more competitive bid.

5.

Professional fees expense increased $30,683 because of increased expenses related to patents and consulting fees.

6.

Office expense for the six months ended June 30, 2007  increased $5,989 from the corresponding period in the prior year.

7.

Travel expense for the first six months of 2007 decreased $10,091 due to decreased travel to mining customers.

9.

Utilities expense for the first six months of 2007 decreased $6,117 from the first six months of 2006 due to reduced telephone expenses.

Interest expense for the six months ended June 30, 2007 and 2006 is a result of obtaining investor loans and bank loans  in 2005 and 2004.

The Company uses estimates in the preparation of its financial statements.  The estimates used relate to valuation of receivables and the useful lives of its equipment and patents. Since the Company’s receivables consist of larger individual accounts, the Company elects to use the direct write off method for those accounts that are deemed to be uncollectible.  The Company believes there is no material difference in this method from the allowance method.  There have been no accounts written off in 2007. If it is determined that potential losses of a material amount in receivables, the allowance for doubtful accounts method will be adopted. No such allowance is considered to be required at this time. If it were determined that the depreciated cost of its equipment and the amortized cost of its patents exceeded their fair market value, there would be a negative impact on the results of operations to the extent the depreciated and amortized cost of these assets exceeded their fair market value.

The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. During the first six months of 2007, no material impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the amount that the carrying value of the impaired assets exceed the undiscounted cash flows expected to result from the use and eventual disposal of the impaired assets.

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, “Accounting for Stock-Based Compensation”.  The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, “Accounting for Stock Issued to Employees” (APB Opinion 25) but disclose the proforma effects on net income (loss) had the fair value of the options been expensed.  The Company has elected to continue to apply APB Opinion 25 in accounting for its stock option incentive plans.

In December 2004, the FASB issued SFAS 123(R), “Share-Based Payment.” SFAS 123(R) amends SFAS 123, “Accounting for Stock-Based Compensation,” and APB Opinion 25, “Accounting for Stock Issued to Employees.” SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments (except for those held by an ESOP) or by incurring liabilities (1) in amounts based (even in part) on the price of the entity’s shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity’s shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after December 15, 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after June 15, 2005, or (3) for all nonpublic entities, as of the first fiscal  year beginning after December 15, 2005.

The Company outsources the production of its DriverMax® products to ICE Corporation of Manhattan, Kansas.  If, for some reason the relationship between  the Company and ICE Corporation should be interrupted or discontinued, the operations of the Company could be adversely affected until such time an alternative supply source could be located, contracted and begin producing our technology.  Such an event could materially effect the results of operations of the Company.  The Company continues to review its relationship with this single source and believes there is no need for an alternative source at this time. As sales of product grow the Company will continue to review alternative sources.

Item 3.

CONTROLS AND PROCEDURES

An evaluation of the Company’s disclosure controls and procedures and internal controls and procedures was performed on June 26, 2007.  Based on that review, management concludes that the Company’s disclosure controls and procedures adequately ensure that information required to be disclosed by the Company in the reports that it files or submits under the Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s rules and forms. There have been no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the evaluation date.  There have been no corrective actions with regard to significant deficiencies and material weaknesses since the evaluation date.

PART II. OTHER INFORMATION

Item 1.

Legal Proceedings

None

Item 2.

Changes in Securities

During the six months ended June 30, 2007, 2,637,800 shares of common stock  were issued. 2,562,800 were issued for cash, 50,000 were issued for debt due to an officer and 25,000 were issued upon the conversion of 5,000 shares of the Company’s convertible, redeemable preferred stock.  Changes in shares outstanding during the first six months are summarized as follows:

	Shares Issued	Amount

Shares outstanding January 1, 2007	$ 22,782,558	$ 9,830,701
New shares issued for cash	2,562,800	220,580
Shares issued for conversion of preferred stock	25,000	5,000
Shares issued to officer for payables	50,000	10,000
Shares outstanding June 30, 2007	$ 25,420,358	$ 10,066,281

Item 3.

Defaults upon Senior Securities

None

Item 4.  Submission of Matters to a Vote of Security Holders

             None

Item 5.  Other Information

None

Endnotes